UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 20, 2010

HEELYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33182	75-2880496
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

3200 Belmeade Drive, Suite 100, Carrollton, Texas 75006

(Address of principal executive offices and zip code)

(214) 390-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2010, Heelys, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders of the Company approved an amendment and restatement of the Heelys, Inc. 2006 Stock Incentive Plan (the “Amended Plan”) to provide the Company the ability to grant restricted stock unit awards in addition to stock option awards. The Board of Directors of the Company approved the Amended Plan on April 15, 2010, subject to stockholder approval. The Amended Plan will be effective as of May 20, 2010.

A detailed summary of the material terms of the Amended Plan (the “Summary”) appears on pages 11 to 21 of the Company’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Commission on April 23, 2010. The Summary is incorporated by reference to this Current Report on Form 8-K. The Summary and the description of the Amended Plan are qualified in their entirety by reference to the full text of the Amended Plan, a copy of which is attached as Appendix A to the Proxy Statement, and which is incorporated by reference to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders were asked to consider and vote upon the following three proposals: (1) to elect eight directors to our Board of Directors to hold office until the 2011annual meeting of stockholders or until their successors are duly elected and qualified; (2) to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and (3) to approve the Amended Plan.

On the record date of April 15, 2010, there were 27,571,052 shares of the Company’s common stock issued and outstanding and entitled to vote at the Annual Meeting, if represented. For each proposal, the results of stockholder voting were as follows:

1.     Election of director nominees to serve as directors, for a term which expires at the annual meeting of stockholders in 2011 or until their successors are duly elected and qualified:

	Votes For	Votes Withheld
Jerry R. Edwards	14,287,200	4,596,942
Patrick F. Hamner	17,194,036	1,690,106
Thomas C. Hansen	17,207,731	1,676,411
Samuel B. Ligon	18,637,438	246,704
Gary L. Martin	14,182,102	4,702,040
N Roderick McGeachy III	14,289,567	4,594,575
Ralph T. Parks	14,287,200	4,596,942
Jeffrey G. Peterson	14,282,094	4,602,048

2.     Ratification of the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

Votes For	Votes Against	Abstain
24,389,566	105,132	38,327

3.     Approval of the Amended Plan:

Votes For	Votes Against	Abstain
11,590,350	7,287,956	5,836

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Heelys, Inc.

Date: May 24, 2010	By:	/s/ Thomas C. Hansen
Thomas C. Hansen
Chief Executive Officer